STANDARD FORM OF OFFICE LEASE

The Real Estate Board of New York, Inc.

Agreement of Lease, made as of this 1st day of ~~May~~ June in the year 2006, between RA 6800 JERICHO TURNPIKE LLC, a Delaware limited liability company having an office at c/o Reckson Associates Realty Corp., 225 Broadhollow Road, Melville, NY 11747

party of the first part, hereinafter referred to as OWNER, and SEARCHHELP, INC., a Delaware corporation having an office at 1055 Stewart Avenue, Suite 12, Bethpage, New York 11714

party of the second part, hereinafter referred to as TENANT,

Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner the space shown on Exhibit 1 annesed hereto

in the building known as 6800 Jericho Turnpike, Syosset, New York * ~~in the Borough of~~ ~~, City of New York,~~ for the term of

(or until such term shall sooner cease and expire as hereinafter provided) to commence on the * ~~day of~~ ~~in the year~~ , and to end on the ~~day of~~ ~~in the year~~ , and both dates inclusive, at an annual rental rate of *

*As set forth in the Rider annexed hereto.

which Tenant agrees to pay in lawful money of the United States, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any setoff or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent: 1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy: 2. Tenant shall use and occupy the demised premises for executive and administrative offices related to an internet security firm and for no other purpose.

Tenant Alterations: 3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises, by using contractors or mechanics first approved in each instance by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof, and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner, and Tenant agrees to carry, and will cause Tenant's contractors and sub-contractors to carry, such worker's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by payment or filing a bond as permitted by law. All fixtures and all paneling, partitions, railings and like installations, installed in the demised premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this article shall be construed to give Owner title to, or to prevent Tenant's removal of, trade fixtures, moveable office furniture and equipment, but upon removal of same from the demised premises or upon removal, of other installations as may be required by Owner, Tenant shall immediately, and at its expense, repair and restore the demised premises to the condition existing prior to any such installations, and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the demised premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the demised premises by Owner, at Tenant's expense.

Maintenance and Repairs: 4. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by, or resulting from, carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for, or supplied to, Tenant or any subtenant, or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. ~~Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner.~~ All ~~Any other~~ repairs in or to the building or the facilities and systems thereof, for which Tenant is responsible, shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of the demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the demised premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises, or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty, which are dealt with in Article 9 hereof.

Window Cleaning: 5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law, or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance, Floor Loads: 6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, (including Tenant's permitted use) or, with respect to the building if arising out of Tenant's use or manner of use of the demised premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorneys' fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense, or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant

shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person, or for property damage. Tenant shall not keep anything in the demised premises, except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the demised premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article, and if by reason of such failure the fire insurance rate shall, at the beginning of this lease, or at any time thereafter, be higher than it otherwise would be, then, Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or the demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

Subordination: 7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which the demised premises are a part, and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

Property Loss, Damage Reimbursement Indemnity: 8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by, or due to, the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building, or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to, Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby, and Tenant shall not be entitled to any compensation therefor, nor abatement or diminution of rent, nor shall the same release Tenant from its obligations hereunder, nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys' fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any subtenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty: 9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner, and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by, and at the expense of, Owner, and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty, according to the part of the demised premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent, as hereinafter expressly provided, shall be proportionately paid up to the time of the casualty, and thenceforth shall cease until the date when the demised premises shall have been repaired and restored by Owner (or if sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within ninety (90) days after such fire or casualty, or thirty (30) days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than sixty (60) days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease, and Tenant shall forthwith quit, surrender and vacate the demised premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date, and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the demised premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the demised premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible, and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d), and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant, and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain: 10. If the whole or any material part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then, and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding, and Tenant shall have no claim for the value of any unexpired term of said lease, and assigns to Owner, Tenant's entire interest in any such award. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixture and equipment at the end of the term, and provided further such claim does not reduce Owner's award.

Assignment, Mortgage, Etc.: 11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership , or the majority interest of a limited liability company or other entity Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric Current: 12. ~~Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto.~~ Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation, and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises: 13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein, provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction, nor shall the Tenant be entitled to any abatement of rent while such work is in progress, nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof, Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last ~~six~~ twelve months of the term, for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly, and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation, and such act shall have no effect on this lease or Tenant's obligations hereunder.

Rider to be added if necessary.

Vault, Vault Space, Area:

14. No vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building, is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability, nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Occupancy:

15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the demised premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the demised premises, and Tenant agrees to accept the same subject to violations, whether or not of record.

Bankruptcy:

16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

(b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages, an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable, shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such demised premises or any part thereof be re-let by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the demised premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages, by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than, the amount of the difference referred to above.

Default:

17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property, whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under §365 of Title 11 of the U.S. Code (Bankruptcy Code); or if Tenant shall fail to move into or take possession of the demised premises within thirty (30) days after the commencement of the term of this lease, then, in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default, and upon the expiration of said fifteen (15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen (15) day period, and if Tenant shall not have diligently commenced curing such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof, and Tenant shall then quit and surrender the demised premises to Owner, but Tenant shall remain liable as hereinafter provided.

(2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein, or any item of additional rent herein mentioned, or any part of either, or in making any other payment herein required; then, and in any of such events, Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of the demised premises, and remove their effects and hold the demised premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Owner and Waiver of Redemption:

18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the demised premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease, and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay to Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the demised premises, or any part or parts thereof, shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease, and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgement, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of the demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

Fees and Expenses:

19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under, or by virtue of, any of the terms or provisions in any article of this lease, after notice, if required, and upon expiration of any applicable grace period, if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately, or at any time thereafter and without notice, perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing, or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorneys' fees, in instituting, prosecuting or defending any action or proceeding, and prevails in any such action or proceeding, then Tenant will reimburse Owner for such sums so paid, or obligations incurred, with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder, and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner, as damages.

Building Alterations and Management:

20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor, to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building, and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Representations by Owner:

21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises, except as herein expressly set forth, and no rights, easements or licenses are acquired by Tenant by implication or otherwise, except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as-is", and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant, and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term:

22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, "broom-clean", in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday, unless it be a legal holiday, in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment:

23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, never-

thelest, to the terms and conditions of this lease including, but not limited to, Article 31 hereof, and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession: 24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof because of the holding-over or retention of possession of any tenant, undertenant or occupants, or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy, or because of the fact that a certificate of occupancy has not been procured, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete construction) until after Owner shall have given Tenant written notice that the Owner is able to deliver possession in condition required by this lease. If permission is given to Tenant to enter into possession of the demises premises, or to occupy premises other than the demised premises, prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except the obligation to pay the fixed annual rent set forth in the preamble to this lease. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

No Waiver: 25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent and/or additional rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach, and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of the demised premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease, and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the demised premises.

Waiver of Trial by Jury: 26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall, and they hereby do, waive trial by jury in any action proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of, or in any way connected with, this lease, the relationship of Owner and Tenant, Tenant's use of, or occupancy of, the demised premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession, including a summary proceeding for possession of the demised premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding, including a counterclaim under Article 4, except for statutory mandatory counterclaims.

Inability to Perform: 27. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease, or to supply, or is delayed in supplying, any service expressly or impliedly to be supplied, or is unable to make, or is delayed in making, any repair, additions, alterations, or decorations, or is unable to supply, or is delayed in supplying, any equipment, fixtures, or other materials, if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption or restrictions, or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency, or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

Bills and Notices: 28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part, or at the last known residence address or business address of Tenant, or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Services Provided by Owners: 29. As long as Tenant is not in default under any of the covenants of this lease beyond the applicable grace period provided in this lease for the curing of such defaults, Owner shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m.; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense, which Tenant shall thereafter maintain at Tenant's expense in good working order and repair, to register such water consumption, and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d) cleaning service for the demised premises on business days at Owner's expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner reasonably satisfactory to Owner, and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any of Tenant's refuse and rubbish from the building; (e) If the demised premises are serviced by Owner's air conditioning/cooling and ventilating system, air conditioning/cooling will be furnished to Tenant from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturdays, Sundays or on holidays, as defined under Owner's contract with the International Union of Operating Engineers Local 94,94A, 94B, Owner will furnish the same at Tenant's expense. RIDER to be added in respect to rates and conditions for such additional service; (f) Owner reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, electric, power systems or cleaning or other services, if any, when necessary by reason of accident, or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner, for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually operated elevator service, Owner at any time may substitute automatic control elevator service and proceed diligently with alterations necessary therefor without in any wise affecting this lease or the obligations of Tenant hereunder.

Captions: 30. The Captions are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

Definitions: 31. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes, or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession for the time being, of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building, or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be, and hereby is, entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays, Sundays and all days as observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract, or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

Adjacent Excavation-Shoring: 32. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, a license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building, of which demised premises form a part, from injury or damage, and to support the same by proper foundations, without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations: 33. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional Rules or Regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rules or Regulations hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rules or Regulations for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rules or Regulations upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing, upon Owner, within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant, and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Security: 34. Tenant has deposited with Owner the sum of $ 8,406.00 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent, or any other sum as to which Tenant is in default, or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the demised premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building, or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee, and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner

Rider to be added if necessary.

execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this lease, and, if so, specifying each such default.

... the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

SEE RIDER ANNEXED HERETO AND MADE A PART HEREOF

In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner:

RA 6800 JERICHO TURNPIKE LLC
By: Reckson Management Group, Inc., its managing agent

By: [signature]
Name: KENNETH W. BAUER
SENIOR VICE PRESIDENT AND CO-DIRECTOR

Witness for Tenant:

SEARCHHELP, INC.

By: [signature]
Name: JOHN CARUSO
Title: SVP - CFO

ACKNOWLEDGEMENT

STATE OF NEW YORK, SS.:

COUNTY OF

On the ________ day of ________________ in the year __________, before me, the undersigned, a Notary Public in and for said State, personally appeared ______________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

____
NOTARY PUBLIC

GUARANTY

FOR VALUE RECEIVED, and in consideration for, and as an inducement to Owner making the within lease with Tenant, the undersigned guarantees to Owner, Owner's successors and assigns, the full performance and observance of all the covenants, conditions and agreements, therein provided to be performed and observed by Tenant, including the "Rules and Regulations" as therein provided, without requiring any notice of non-payment, non-performance, or non-observance, or proof, or notice, or demand, whereby to charge the undersigned therefor, all of which the undersigned hereby expressly waives and expressly agrees that the validity of this agreement and the obligations of the guarantor hereunder shall in no wise be terminated, affected or impaired by reason of the assertion by Owner against Tenant of any of the rights or remedies reserved to Owner pursuant to the provisions of the within lease. The undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of this lease and during any period when Tenant is occupying the demised premises as a "statutory tenant." As a further inducement to Owner to make this lease, and in consideration thereof, Owner and the undersigned covenant and agree that in any action or proceeding brought by either Owner or the undersigned against the other on any matters whatsoever arising out of, under, or by virtue of, the terms of this lease or of this guarantee, that Owner and the undersigned shall and do hereby waive trial by jury.

Dated .... in the year ....

....
Guarantor

....
Witness

....
Guarantor's Residence

....
Business Address

....
Firm Name

STATE OF NEW YORK) ss.:

COUNTY OF)

On the day of in the year before me, the undersigned, a Notary Public in and for said State, personally appeared personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

....
Notary Public

solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber, or attempt to assign or encumber, the monies deposited herein as security, and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Estoppel Certificate: 35. Tenant, at any time, and from time to time, upon at least ten (10) days prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this lease, and, if so, specifying each such default.

Successors and Assigns: 36. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building, for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under, or with respect to, this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

SEE RIDER ANNEXED HERETO AND MADE A PART HEREOF

In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner:

....

RA 6800 JERICHO TURNPIKE LLC
By: Reckson Management Group, Inc.,
its managing agent

By: ....
Name:
Title:

Witness for Tenant:

....

SEARCHHELP, INC. ....

By: ....
Name:
Title:

ACKNOWLEDGEMENT

STATE OF NEW YORK, SS.:

COUNTY OF

On the ________ day of ________________ in the year __________, before me, the undersigned, a Notary Public in and for said State, personally appeared ____, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

____
NOTARY PUBLIC

GUARANTY

FOR VALUE RECEIVED, and in consideration for, and as an inducement to Owner making the within lease with Tenant, the undersigned guarantees to Owner, Owner's successors and assigns, the full performance and observance of all the covenants, conditions and agreements, therein provided to be performed and observed by Tenant, including the "Rules and Regulations" as therein provided, without requiring any notice of non-payment, non-performance, or non-observance, or proof, or notice, or demand, whereby to charge the undersigned therefor, all of which the undersigned hereby expressly waives and expressly agrees that the validity of this agreement and the obligations of the guarantor hereunder shall in no wise be terminated, affected or impaired by reason of the assertion by Owner against Tenant of any of the rights or remedies reserved to Owner pursuant to the provisions of the within lease. The undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of this lease and during any period when Tenant is occupying the demised premises as a "statutory tenant." As a further inducement to Owner to make this lease, and in consideration thereof, Owner and the undersigned covenant and agree that in any action or proceeding brought by either Owner or the undersigned against the other on any matters whatsoever arising out of, under, or by virtue of, the terms of this lease or of this guarantee, that Owner and the undersigned shall and do hereby waive trial by jury.

Dated .... in the year ....

....
Guarantor

....
Witness

....
Guarantor's Residence

....
Business Address

....
Firm Name

STATE OF NEW YORK) ss.:

COUNTY OF)

On the ________ day of ________________ in the year ________ before me, the undersigned, a Notary Public in and for said State, personally appeared ________________________ personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

....
Notary Public

IMPORTANT - PLEASE READ

RULES AND REGULATIONS ATTACHED TO AND MADE A PART OF THIS LEASE IN ACCORDANCE WITH ARTICLE 33.

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by Tenant or used for any purpose other than for ingress or egress from the demised premises, and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant, whether or not caused by the Tenant, or its clerks, agents, employees or visitors.

3. No carpet, rug or other article shall be hung or shaken out of any window of the building and Tenant shall not sweep or throw, or permit to be swept or thrown, from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building, and Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, odors, and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any bicycles, vehicles, animals, fish, or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside of the demised premises or the building, or on the inside of the demised premises if the same is visible from the outside of the demised premises, without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the demised premises. In the event of the violation of the foregoing by Tenant, Owner may remove same without any liability, and may charge the expense incurred by such removal to Tenant. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for Tenant by Owner at the expense of Tenant, and shall be of a size, color and style acceptable to Owner.

6. Tenant shall not mark, paint, drill into, or in any way deface, any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. Tenant shall not lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or mechanisms thereof. Tenant must, upon the termination of his tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, Tenant, and in the event of the loss of any keys, so furnished, Tenant shall pay to Owner the cost thereof.

8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the demised premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease, or which these Rules and Regulations are a part.

9. Canvassing, soliciting and peddling in the building is prohibited and Tenant shall cooperate to prevent the same.

10. Owner reserves the right to exclude from the building all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom Tenant requests same in writing. Tenant shall be responsible for all persons for whom he requests such pass, and shall be liable to Owner for all acts of such persons. Tenant shall not have a claim against Owner by reason of Owner excluding from the building any person who does not present such pass.

11. Owner shall have the right to prohibit any advertising by Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors, to permeate in, or emanate from, the demised premises.

13. If the building contains central air conditioning and ventilation, Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations issued by Owner with respect to such services. If Tenant requires air conditioning or ventilation after the usual hours, Tenant shall give notice in writing to the building superintendent prior to 3:00 p.m. in the case of services required on weekdays, and prior to 3:00 p.m. on the day prior in case of after hours service required on weekends or on holidays. Tenant shall cooperate with Owner in obtaining maximum effectiveness of the cooling system by lowering and closing venetian blinds and/or drapes and curtains when the sun's rays fall directly on the windows of the demised premises.

14. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Owner's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto, and shall be done during such hours as Owner may designate.

15. Refuse and Trash. (1) Compliance by Tenant. Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders, and regulations, of all state, federal, municipal, and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant shall sort and separate such waste products, garbage, refuse and trash into such categories as provided by law. Each separately sorted category of waste products, garbage, refuse and trash shall be placed in separate receptacles reasonably approved by Owner. Such separate receptacles may, at Owner's option, be removed from the demised premises in accordance with a collection schedule prescribed by law. Tenant shall remove, or cause to be removed by a contractor acceptable to Owner, at Owner's sole discretion, such items as Owner may expressly designate. (2) Owner's Rights in Event of Noncompliance. Owner has the option to refuse to collect or accept from Tenant waste products, garbage, refuse or trash (a) that is not separated and sorted as required by law or (b) which consists of such items as Owner may expressly designate for Tenant's removal, and to require Tenant to arrange for such collection at Tenant's sole cost and expense, utilizing a contractor satisfactory to Owner. Tenant shall pay all costs, expenses, fines, penalties, or damages that may be imposed on Owner or Tenant by reason of Tenant's failure to comply with the provisions of this Building Rule 15, and, at Tenant's sole cost and expense, shall indemnify, defend and hold Owner harmless (including reasonable legal fees and expenses) from and against any actions, claims and suits arising from such noncompliance, utilizing counsel reasonably satisfactory to Owner.

Address

Premises

TO

STANDARD FORM OF

Office Lease

Dated ______ in the year

Rent Per Year

Rent Per Month

Term
From
To

Drawn by ....

Checked by ....

Entered by ....

Approved by ....

RIDER TO LEASE dated June 1, 2006 between RA 6800 JERICHO TURNPIKE LLC, as Owner, and SEARCHHELP, INC., as Tenant

41. Definitions. For purposes of this lease, the term "Building" shall mean the building located at 6800 Jericho Turnpike, Syosset, New York of which the demised premises form a part, and the term "Real Property" shall mean the Building and the land and improvements appurtenant to and used in connection with the Building. The parties hereby stipulate and agree that the demised premises (sometimes hereinafter referred to as the "Demised Premises") contain 1,868 rentable square feet of space in the Building containing 209,028 rentable square feet which constitutes .89% percent of the rentable area of the Building ("Tenant's Proportionate Share"). For the purposes of this rider, all references to the term "Landlord" shall mean and refer to Owner.

42. Term. (a) The term ("Term" or "term") of this lease shall commence on the execution of this lease. Tenant's right to occupy the Demised Premises and Tenant's obligation to pay Base Rent (as defined in Paragraph 43 hereof) and all items of additional rent shall commence on the earlier to occur of (i) July 1, 2006, and (ii) the date Tenant takes occupancy of, or begins placing furniture, equipment or other personal property in, the Demised Premises (the "Rent Commencement Date"). The Term of this lease shall expire on the day preceding the day which is five (5) years and two (2) months after (x) the Rent Commencement Date (but only if the Rent Commencement Date occurred on the first day of a calendar month) or (y) the first day of the first full calendar month following the Rent Commencement Date (if the Rent Commencement Date did not occur on the first day of a calendar month) (the "Expiration Date").

(b) Notwithstanding the foregoing, if Landlord's Work has not been Substantially Completed on the day set forth in Paragraph 42(a)(i) above, and the Rent Commencement Date has not already been triggered by under Paragraph 42(a)(ii) above, the Rent Commencement Date shall be postponed until the day on which Landlord's Work is Substantially Completed.

(c) The terms "substantial completion" and "substantially completed" (or other variations thereof), as used herein, are defined to mean when the only items of Landlord's Work needed to be completed are punchlist items; but if Landlord shall be delayed in such "substantial completion" as a result of (i) Tenant's failure to furnish plans and specifications; (ii) Tenant's request for materials, finishes or installations other than Landlord's standard; (iii) Tenant's changes in said plans or specifications; (iv) the performance or completion of any work, labor or services by Tenant or a party employed by Tenant; (v) Tenant's interference with the performance of Landlord's Work; (vi) Tenant's failure to approve, or approve as noted, final construction documents within five (5) business days after submission thereof to Tenant for approval; or (vii) Tenant's failure to provide Landlord with finish specifications for Landlord's Work within seven (7) days of Landlord's delivery to Tenant of a fully-executed original of this lease (all such delays being hereinafter referred to as "Tenant Delay"); then the Rent Commencement Date shall be accelerated by the number of days of such Tenant Delay (however, Landlord shall not be obligated to deliver the Demised Premises to Tenant and Tenant shall not have the right to occupy the Demised Premises until Landlord's Work is "substantially completed").

(d) A "Lease Year" shall be comprised of a period of twelve (12) consecutive months (except the sixth Lease Year, which shall consist of two (2) consecutive months). The first Lease Year shall commence on the Rent Commencement Date but, notwithstanding the first sentence of this paragraph, if the Rent Commencement Date is not the first day of a month, then the first Lease Year shall include the additional period from the Rent Commencement Date to the end of the then current month. Each succeeding Lease Year shall end on the anniversary date of the last day of the preceding Lease Year (except the sixth Lease Year). For example, if the Rent Commencement Date is July 1, 2006, the first Lease Year would begin on July 1, 2006, and end on June 30, 2007, and each succeeding Lease Year would end on June 30th (except the sixth Lease Year, which would end on August 31, 2011). If, however, the Rent Commencement Date is July 2, 2006, the first Lease Year would end on July 31, 2007, the second Lease Year would commence on August 1, 2007, and each succeeding Lease Year would end on July 31st (except the sixth Lease Year, which would end on September 30, 2011).

(e) Within five (5) business days after Landlord's delivery to Tenant of a Rent Commencement Date Certificate (confirming the Rent Commencement Date under this lease and, if applicable, the date of substantial completion), Tenant will sign and return said certificate to Landlord. If Tenant shall fail to sign and return said certificate within such five (5) business day period, or to object to the accuracy of the dates therein within such period, Tenant shall be deemed to have approved the dates set forth in said certificate.

43. Rent. (a) During the term of this lease, Tenant shall pay minimum annual rent ("Base Rent") as follows:

During the first Lease Year, the Base Rent shall be $51,220.56, payable in equal monthly installments of $4,268.38.

During the second Lease Year, the Base Rent shall be $52,817.16, payable in equal monthly installments of $4,401.43.

During the third Lease Year, the Base Rent shall be $54,469.56, payable in equal monthly installments of $4,539.13.

During the fourth Lease Year, the Base Rent shall be $56,179.92, payable in equal monthly installments of $4,681.66.

During the fifth Lease Year, the Base Rent shall be $57,950.04, payable in equal monthly installments of $4,829.17.

During the sixth Lease Year (which shall consist of two (2) months only), the Base Rent shall be $9,963.70, payable in equal monthly installments of $4,981.85.

(b) Tenant shall pay the first full monthly installment of Base Rent on the execution hereof. Additionally, should the Rent Commencement Date be a date other than the first day of a calendar month, Tenant shall pay a pro rata portion of the Base Rent on a per diem basis, based upon the first full calendar month of the first Lease Year, from such date to and including the last day of that current calendar month, and the first Lease Year shall include said partial month. The Base Rent payable for such partial month shall be in addition to the Rent payable pursuant to the Rent schedule set forth above. Any sums of money required to be paid by Tenant to Landlord in addition to the Base Rent reserved under this Paragraph 43, shall be deemed additional rent (which together with the Base Rent shall be sometimes herein referred to as "Rent"), shall be paid without deduction or offset, and in the event Tenant fails to pay such additional rent, Landlord shall be entitled to the same remedies under this lease or by law, as are available to Landlord for the nonpayment of Base Rent, including, without limitation, summary dispossess proceedings.

(c) Provided Tenant is not in default of any of its obligations under this lease, Tenant shall receive a Rent credit in the amount of $7,602.76 to be applied in two equal monthly installments of $3,801.38 toward the installments of Base Rent due with respect to the second and third full calendar months of the first Lease Year.

(d) Unless otherwise directed in writing by Landlord, all Rent and additional rent checks shall be made payable to "***Reckson Australia Portfolio Clearing Account f/b/o UBS Real Estate Investments Inc.***," and shall be mailed to the following address:

Reckson Australia Portfolio Clearing Account
P.O. Box 30061
New York, New York 10087-0061,

or if made by wire transfer, in accordance with the following wiring instructions:

JP Morgan Chase
ABA Number: 021 000 021
Account Name: Reckson Australia Portfolio clearing Account f/b/o UBS Real Estate Investments, Inc.

Account Number: 323-967701

44. Utilities. As long as Tenant is not in default under this lease, Landlord, during the hours of 8:00 A.M. to 6:00 P.M. on weekdays and on Saturdays from 8:00 A.M. to 1:00 P.M. ("Working Hours"), excluding legal holidays, shall furnish the Demised Premises with heat and air-conditioning in the respective seasons (in accordance with the specifications set forth in Schedule "B" annexed hereto), and provide the Demised Premises with electricity for lighting and usual office equipment, as set forth in Schedule "B". At any hours other than the aforementioned, such services will be provided at Tenant's expense in accordance with Schedule "B".

45. Alterations. Supplementing Paragraph 3 of the printed form portion of this lease, with respect to any alterations, installations, additions and improvements (each, an "Alteration") permitted by Landlord to be performed by or on behalf of Tenant in the Demised Premises, Tenant will deliver to Landlord certificates evidencing Worker's Compensation Insurance and Contractor's General Liability Insurance in the amount satisfactory to Landlord (but in no event less than the amounts set forth in paragraph 59 herein) prior to the commencement of such work. Notwithstanding anything contained to the contrary in this lease, Landlord shall have the right to perform (or cause Landlord's construction affiliate to perform) all Alterations requested by Tenant and Tenant shall pay Landlord's charges for such Alterations. All Alterations (other than those performed by Landlord or its construction affiliate) made to the Demised Premises shall be subject to Landlord's construction inspection fee of 10% of the cost thereof. In receiving such fee, Landlord assumes no responsibility for the quality or manner in which such work is performed.

46. Cleaning/Repairs. Landlord, at its expense (except as set forth otherwise on Schedule "A") shall perform the cleaning services listed on Schedule "A" annexed hereto in accordance with the provisions thereof. Notwithstanding anything contained to the contrary in this lease, in the event that, at any time, a supplemental air conditioning unit or units service the Demised Premises, Tenant shall, at its own cost and expense, maintain, repair and replace, as necessary, such supplemental air conditioning unit or units (and all of the components thereof). Accordingly, Tenant shall at all times obtain and keep in full force and effect for the benefit of Landlord and Tenant with Landlord's Building heating, ventilating and air conditioning contractor, a service repair and maintenance contract with respect to such systems and components. A copy of such contract and each renewal thereof shall upon issuance and thereafter not later than ten (10) days prior to expiration be furnished by Tenant to Landlord together with evidence of payment therefor.

47. Taxes. (a) As used in and for the purposes of this Paragraph 49, the following definitions shall apply:

(i) "Taxes" shall be the real estate taxes, assessments, special or otherwise, sewer rents, rates and charges, and any other governmental charges, general, specific, ordinary or extraordinary, foreseen or unforeseen, levied on a calendar year or fiscal year basis against the Real Property. If at any time during the Term the method of taxation prevailing at the date hereof shall be altered so that there shall be levied, assessed or imposed in lieu of, or as in addition to, or as a substitute for, the whole or any part of the taxes, levies, impositions or charges now levied, assessed or imposed on all or any part of the Real Property (w) a tax, assessment, levy, imposition or charge based upon the rents received by Landlord, whether or not wholly or partially as a capital levy or otherwise, or (x) a tax, assessment, levy, imposition or charge measured by or based in whole or in part upon all or any part of the Real Property and imposed on Landlord, or (y) a license fee measured by the rent payable by Tenant to Landlord, or (z) any other tax, levy, imposition, charge or license fee however described or imposed; then all such taxes, levies, impositions, charges or license fees or any part thereof, so measured or based, shall be deemed to be Taxes.

(ii) "Base Year Taxes" shall be the Taxes actually due and payable with respect to the 2006/2007 tax year, as finally determined, with respect to Taxes imposed on a fiscal year basis, and the 2006 tax year, as finally determined, with respect to Taxes imposed on a calendar year basis. "Escalation Year" shall mean each calendar year which shall include any part of the Term.

(b) Tenant shall pay Landlord increases in Taxes levied against the Real Property as follows: If the Taxes actually due and payable with respect to the Real Property in any Escalation Year, as finally determined, shall be increased above the Base Year Taxes, then the Tenant shall pay

to the Landlord, as additional rent for such Escalation Year, a sum equal to Tenant's Proportionate Share of said increase ("Tenant's Tax Payment" or "Tax Payment"). Landlord shall render to Tenant a statement containing a computation of Tenant's Tax Payment ("Landlord's Statement"). Within fifteen (15) days after the rendition of the Landlord's Statement, Tenant shall pay to Landlord the amount of Tenant's Tax Payment. At Landlord's option, on the first day of each month following the rendition of each Landlord's Statement, Tenant shall pay to Landlord, on account of Tenant's next Tax Payment, a sum equal to one-twelfth (1/12th) of Tenant's last Tax Payment due hereunder, which sum shall be subject to adjustment for subsequent increases in Taxes. Notwithstanding anything contained to the contrary in this Paragraph 47, if any increase in Taxes shall be due to Alterations or improvements made or performed by or on behalf of Tenant, such increases shall be paid in full by Tenant each year without apportionment.

(c) If during the Term Taxes are required to be paid by Landlord as a tax escrow payment to a mortgagee, then, at Landlord's option, the installments of Tenant's Tax Payment shall be correspondingly accelerated so that Tenant's Tax Payment or any installment thereof shall be due and payable by Tenant to Landlord at least thirty (30) days prior to the date such payment is due to such mortgagee.

(d) Tenant shall not, without Landlord's prior written consent, institute or maintain any action, proceeding or application in any court or other governmental authority for the purpose of changing the Taxes.

(e) Landlord's failure to render a Landlord's Statement with respect to any Escalation Year shall not prejudice Landlord's right to render a Landlord's Statement with respect to any other Escalation Year. The obligations of Tenant under the provisions of this Article with respect to any additional rent for any Escalation Year shall survive the expiration or any sooner termination of the Term.

48. Landlord's Financing. At the request of Landlord, Tenant agrees to furnish Landlord with a current financial statement prepared by a certified public accountant or any other instrument which may be needed by Landlord for purposes of financing or selling the Real Property. If, in connection with obtaining financing for the Real Property, a banking, insurance or other recognized institutional lender shall request reasonable modifications in this lease as a condition to such financing, Tenant will enter into an agreement reflecting such modifications provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created.

49. Use. Tenant covenants that the Demised Premises will not be used so as to interfere with other tenants in the Building. Tenant also covenants that no noise or noxious fumes or odors will be created by Tenant so as to interfere with the quiet enjoyment of the other tenants of their respective demised portions of the Building. Landlord shall be the sole judge on the question of noise, noxious fumes and odors. Tenant shall provide and maintain, at its expense, the hand-held fire extinguishers that are required to be maintained in Demised Premises by the governmental agency having jurisdiction over this matter. Neither this lease nor any use by Tenant shall give Tenant any right or easement to the use of any door or passage or concourse connecting with any other building or to any public conveniences, and the use of such doors and passages and concourse and of such conveniences may be regulated and/or discontinued at any time and from time to time by Landlord without notice to Tenant. Tenant shall, at is own expense, procure all necessary certificates, permits, orders or licenses which may be required for the conduct of its business by any governmental statute, regulation, ordinance or agency and all governmental requirements relating to the use or uses of the Demised Premises by the Tenant shall be complied with by Tenant at its own expense. Tenant shall not be permitted to store any items, including, without limitation, inventory, furniture and equipment, outside of the Demised Premises or the Building unless Tenant first obtains Landlord's prior written consent. Except if specifically permitted under Paragraph 2 of the preprinted portion of this lease, Tenant shall not use the Demised Premises or permit the Demised Premises to be used for any of following uses: (a) federal, state or local governmental division, department or agency which generates heavy public traffic, including, without limitation, court, social security offices, labor department office, drug enforcement agency, motor vehicle agency, postal service, military recruitment office; (b) union or labor organization; (c) office for the practice of medicine, dentistry or the rendering of other health related services; (d) chemical or pharmaceutical company, provided, however, that the subletting or assignment to such a company which will use the premises

only for executive, general and sales offices and waive the right to conduct any research and development shall not be prohibited; (e) insurance claims office, including, but not limited to, unemployment insurance or worker's compensation insurance; or (f) brokerage firm.

50. End of Term. In the event of any holding over by Tenant after the expiration or termination of this lease without the consent of Landlord, Tenant shall: (i) pay as use and occupancy for each month of the holdover an amount equal to two hundred percent of the greater of (a) the fair market rental value of the Demised Premises for such month (as reasonably determined by Landlord) or (b) the Rent payable by Tenant for the last month prior to the Expiration Date of the term of this lease, and otherwise observe, fulfill and perform all of its obligations under this lease, including, but not limited to, those pertaining to additional rent, in accordance with its terms; (ii) be liable to Landlord for any payment or rent concession which Landlord may be required to make to any tenant in order to induce such tenant not to terminate an executed lease covering all or any portion of the Demised Premises by reason of the holdover by Tenant; and (iii) be liable to Landlord for any damages suffered by Landlord (including any attorneys fees and disbursements) as the result of Tenant's failure to surrender the Demised Premises. Notwithstanding anything contained in this Paragraph to the contrary, the acceptance of any Rent or use and occupancy paid by Tenant pursuant to this Paragraph 50, shall not preclude Landlord from commencing and prosecuting a holdover or eviction action or proceeding or any action or proceeding in the nature thereof. The provisions of this Paragraph 50 shall be deemed to be an "agreement expressly providing otherwise" within the meaning of Section 232-c of the Real Property Law of the State of New York and any successor law of like import. Tenant expressly waives, for itself and for any person claiming through or under Tenant, any rights which Tenant or any such person may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and of any successor law of like import then in force, in connection with any holdover or summary proceeding which Landlord may institute to regain possession of the Demised Premises. No holding over by Tenant after the Term shall operate to extend the Term. The holdover, with respect to all or any part of the Demised Premises, of a person deriving an interest in the Demised Premises from or through Tenant, including, but not limited to, an assignee or subtenant, shall be deemed a holdover by Tenant.

51. Landlord's Work. Landlord, at its expense (unless otherwise noted on either the Rental Plan annexed hereto as Exhibit 1, the preliminary plans and/or the construction drawings), will perform the work and make the installations, as set forth on the Rental Plan annexed hereto as Exhibit 1, which work is sometimes hereinafter referred to as the "Landlord's Work". In the event that there is a conflict or inconsistency between the provisions of this lease (including the exhibits annexed hereto) and the work set forth on the final construction documents to be prepared by Landlord for Landlord's Work and approved by Landlord and Tenant after the date hereof, such final construction documents shall be controlling.

52. Parking. Tenant shall have the right to use its proportionate share of total number of spaces in the parking area designated for tenants of the Building for the parking of automobiles of Tenant, its employees and invitees therein, subject to the Rules and Regulations now or hereafter adopted by Landlord. Tenant shall not use nor permit any of its officers, agents or employees to use any parking spaces in excess of Tenant's allotted number of spaces therein.

53. Hazardous Materials. Tenant shall keep or cause the Demised Premises to be kept free of Hazardous Materials (hereinafter defined). Without limiting the foregoing, Tenant shall not cause or permit the Demised Premises to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials nor shall Tenant cause or permit, as a result of any intentional or unintentional act or omission on the part of Tenant or any person or entity claiming through or under Tenant or any of their employees, contractors, agents, visitors or licensees (collectively, "Related Parties"), a release of Hazardous Materials onto the Demised Premises, the Real Property or any adjoining property. Tenant shall comply with and ensure compliance by all Related Parties with all applicable Federal, State and Local laws, ordinances, rules and regulations, whenever and by whomever triggered (including, without limitation, any regular testing regimes required by law), and shall obtain and comply with, and ensure that all Related Parties obtain and comply with, any and all approvals, registrations or permits required thereunder. Tenant shall (i) conduct and complete all investigations, studies, samplings, and testing, and all remedial removal and other actions necessary to clean up and remove such Hazardous Materials, on, from, or affecting the Demised Premises (a) in accordance with all applicable Federal, State and Local laws, ordinances, rules, regulations, policies, orders and directives, and (b) to the satisfaction

of Landlord, and (ii) defend, indemnify, and hold harmless Landlord, its employees, agents, officers, members, partners, principals and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way related to, (a) the presence, disposal, release, or threatened release of such Hazardous Materials which are on, from, or affecting the soil, water, vegetation, buildings, personal property, persons, animals, or otherwise; (b) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials; (c) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials; and/or (d) any violation of laws, orders, regulations, requirements, or demands of government authorities, or any policies or requirements of Landlord, which are based upon or in any way related to such Hazardous Materials, including, without limitation, attorney and consultant fees, investigation and laboratory fees, court costs, and litigation expenses. In the event this lease is terminated, or Tenant is dispossessed, Tenant shall deliver the Demised Premises to Landlord free of any and all Hazardous Materials so that the conditions of the Demised Premises shall conform with all applicable Federal, State and Local laws, ordinances, rules or regulations affecting the Demised Premises. For purposes of this paragraph, "Hazardous Materials" includes, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 9601, et seq.), and in the regulations adopted and publications promulgated pursuant thereto, or any other Federal, State or Local environmental law, ordinance, rule, or regulation. Tenant's obligations under this Paragraph 54 shall survive the expiration or earlier termination of the term of this lease.

54. Default. (a) In addition to the rights and remedies set forth in Paragraphs 17 and 18 hereof, Landlord shall have the right to cancel this lease in the manner provided in the event that Tenant shall have failed to pay any installment of Rent within five (5) days after written notice and demand for payment thereof.

(b) In any case in which the Rent is not paid within five (5) days of the day when same is due, Tenant shall pay a late charge equal to 8-1/2¢ for each dollar so due, and in addition thereto, the sum of $100.00 for the purpose of defraying expenses incident to the handling of such delinquent account. Tenant further agrees that the late charge imposed is fair and reasonable, complies with all laws, regulations and statutes, and constitutes an agreement between Landlord and Tenant as to the estimated compensation for costs and administrative expenses incurred by Landlord due to the late payment of Rent by Tenant. Tenant further agrees that the late charge assessed pursuant to this lease is not interest, and the late charge does not create a borrower/lender or borrower/creditor relationship between Landlord and Tenant. The demand and collection of the aforesaid late charges shall in no way be deemed a waiver of any and all remedies that Landlord may have under the terms of this lease by summary proceedings or otherwise in the event of a default in payment of Rent. In the event that Landlord shall bring any proceeding against Tenant for recovery of money damages, or for possession of the Demised Premises by reason of nonpayment of Rent, or for nonperformance by Tenant of the terms and conditions of this lease, or for breach of lease, and Landlord shall incur costs and expenses by reason thereof or by reason of such default, such charges, including legal fees and disbursements, shall be due and payable from Tenant as additional rent and shall become immediately due and payable upon the incurrence of same.

(c) At any time after the Term shall have expired and come to an end or Landlord shall have re-entered upon the Demised Premises, as the case may be, whether or not Landlord shall have collected any monthly deficiencies pursuant to Paragraph 18 of the preprinted portion of this lease, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord, on demand, as and for liquidated and agreed final damages, a sum equal to the amount by which the Rent reserved in this lease for the period which otherwise would have constituted the unexpired portion of the Term exceeds the then fair and reasonable rental value of the Demised Premises for the same period, both discounted to present worth at the rate of four (4%) per cent per annum. If, before presentation of proof of such liquidated damages to any court, commission, or tribunal, the Demised Premises, or any part thereof, shall have been relet by Landlord for the period which otherwise would have constituted the unexpired portion of the Term, or any part thereof, the amount of Rent reserved upon such reletting shall be deemed, prima facie, to be the fair and

reasonable rental value for the part or the whole of the Demised Premises so relet during the term of the reletting.

(d) Tenant agrees to give Landlord written notice of any proposed change in the ownership of the majority of the outstanding capital stock of Tenant or any change in the ownership of the majority of the assets of Tenant. Failure of Tenant to give the notice provided for in the preceding sentence shall be deemed a non-curable default by Tenant pursuant to this lease (that is, a default which has already extended beyond the applicable grace period, if any, following notice from Landlord), giving Landlord the right, at its option, to cancel and terminate this lease or to exercise any and all other remedies available to Landlord hereunder or as shall exist at law or in equity.

55. Insurance. (a) Tenant shall, at it's own cost and expense, obtain and maintain in full force and effect during the Term of this lease: (i) Commercial General Liability insurance on an occurrence basis against claims for Bodily Injury, including death arising therefrom, Personal Injury, Property Damage occurring in or about the Premises or the Real Property under which Tenant is named as the insured and Landlord, Landlord's managing agent, any ground lessors, any mortgagees and any other parties whose names shall have been furnished by Landlord to Tenant from time to time are included as additional insureds, by policy endorsement if necessary. Tenant's Commercial General Liability shall be primary, in all respects, without contribution from any other insurance carried by or for the benefit of Landlord, Landlord's managing agent or any Lessors or Mortgagees named as additional insureds. Such Commercial General Liability insurance shall include Contractual Liability to insure Tenant's indemnification obligations set forth in this lease. The minimum limits of liability shall be a combined single limit with respect to each occurrence in an amount of not less than $3,000,000.00; said limit may be obtained by use of follow-form excess or Umbrella liability policies; provided, however, that Landlord may require Tenant to increase such insurance, from time to time, so as to equal the amount of insurance which in Landlord's reasonable judgment is then being customarily required by landlords for similar office space in the vicinity of the Premises. If Tenant's Commercial General Liability insurance covers more than one location the policy providing this coverage shall be written with a "per location" aggregate limit; (ii) Property Insurance insuring Tenant's property and all additions, alterations, improvements or betterments to the Premises for the full replacement cost thereof. Property Insurance shall be written to provide Special Form "all risk" perils insuring Tenant's property. Property insurance shall be written with a deductible of no greater that $10,000 each loss. Tenant shall insure Business Income/Extra Expense in an amount sufficient to provide for at least twelve (12) months of loss of income and estimated extra expenses; (iii) Worker's Compensation insurance covering all of Tenant's employees and any other insurance required by law (iv) If Tenant undertakes additions, alterations, renovations, maintenance or repairs to the Premises, any and all contractors and subcontractors engaged by Tenant shall be required to provide certificates of insurance giving evidence of (y) Commercial General Liability, in an insurer acceptable to Landlord with limits of no less than those required of the Tenant, and that Landlord, Landlord's managing agent, any ground lessors, any Mortgagees and any other parties whose names shall have been furnished by Landlord to Tenant from time to time are included as additional insureds, by policy endorsement if necessary, and (z) Worker's Compensation covering all employees of such contractor or subcontractor. No contractor or subcontractor is permitted to begin work on or at the Premises until an insurance certificate, indicating inclusion of required additional insureds, shall have been delivered to and accepted by Landlord.

(b) All insurance to be carried by Tenant (i) shall be obtained from companies licensed as Admitted insurers in the state where the Premises is located and rated "A-, IX", or better, in the current edition of Best's Key Rating Guide, and (ii) may be maintained under blanket policies of insurance provided the coverage afforded will not be reduced from that required hereunder by the use of a blanket policy. Tenant shall provide evidence of required insurance to Landlord in the form of Certificate(s) of Insurance, or, if required by Landlord, certified copies of insurance policies. Tenant is responsible to provide to Landlord evidence of renewals of required insurance thirty (30) days prior to expiration of each such policy. All required insurance policies shall provide for thirty (30) days advance notice of cancellation or non-renewal (ten (10) days notice for non-payment of premium) to Landlord.

(c) Landlord and Tenant hereby mutually waive any rights of recovery or subrogation against each other (including their employees, officers, directors, agents or representatives) for loss or damage to the Building, tenant improvements and betterments, fixtures,

equipment and any other personal property to the extent covered by the property insurance required above. If the property insurance purchased by Tenant as required above does not expressly allow the insured to waive rights of subrogation prior to a loss, Tenant shall cause the property policy to be endorsed with a waiver of subrogation as required above.

(d) All insurance coverage shall be provided in compliance with the requirements herein and shall contain no non-standard, special, and/or unusual exclusions or restrictive endorsements without the prior written consent of Landlord.

56. Broker. Tenant represents that this lease was brought about by a broker (the "Broker") and all negotiations with respect to this lease were conducted exclusively with the Broker. Tenant agrees that if any claim is made for commissions by any other broker through or on account of any acts of Tenant, Tenant will hold Landlord free and harmless from any and all liabilities and expenses in connection therewith, including Landlord's reasonable attorney's fees. With respect to the foregoing, in the event Tenant elects to use any broker (the "New Broker") other than or together with the Broker in connection with the extension of this lease (whether by way of a renewal option or a separate extension agreement), Tenant shall be responsible for (and indemnify Landlord against) the commission claimed by the New Broker and any liabilities and expenses, including reasonable attorney fees, incurred by Landlord with respect thereto.

57. Conditions of Landlord's Liability. Landlord and Landlord's agents and employees shall not be liable for, and Tenant waives all claims for, loss or damage to Tenant's business or damage to person or property sustained by Tenant resulting from any accident or occurrence (unless caused by or resulting from the negligence of Landlord, its agents, servants or employees other than accidents or occurrences against which Tenant is insured and except to the extent Tenant is contributorily negligent) in or upon the Demised Premises or the Building, including, but not limited to, claims for damage resulting from: (i) any equipment or appurtenances becoming out of repair; (ii) injury done or occasioned by wind; (iii) any defect in or failure of plumbing, heating or air conditioning equipment, electric wiring or installation thereof, gas, water, or steam pipes, stairs, porches, railings or walks; (iv) broken glass; (v) the backing up of any sewer pipe or downspout; (vi) the bursting, leaking or running of any tank, tub, washstand, water closet, waste pipe, drain or other pipe or tank in, upon or about the Building or the Demised Premises; (vii) the escape of steam or hot water; (viii) water, snow or ice being upon or coming through the roof, skylight, trapdoor, stairs, doorways, show windows, walks or any other place upon or near the Building or the Demised Premises or otherwise; (ix) the falling of any fixture, plaster, tile or stucco; and (x) any act, omission or negligence of other tenants, licensees or of any other persons or occupants of the Building or of adjoining or contiguous buildings or of owners of adjacent or contiguous property. Whenever Tenant shall claim under this lease that Landlord has unreasonably withheld or delayed its consent to some request of Tenant for which Landlord is specifically obligated to be reasonable under this lease, Tenant shall have no claim for damages by reason of such alleged withholding or delay, and Tenant's sole remedy thereof shall be a right to obtain specific performance or injunction but in no event with recovery of damages.

58. Casualty/Condemnation. Supplementing Paragraph 9 of the preprinted portion of this lease, Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage by fire or other casualty or the repair thereof. Supplementing Paragraph 10 of the preprinted portion of this lease, in the event that only a part of the Building shall be so condemned or taken, then Landlord (whether or not the Demised Premises be affected) may, at its option, terminate this lease upon written notice to tenant.

59. Substituted Premises. Landlord shall have the right at any time, upon giving Tenant not less than sixty (60) days' notice in writing, to provide and furnish Tenant with space elsewhere in the Building of approximately the same size as the Demised Premises and to place Tenant in such space. If the total square footage of the new space should exceed the total of the original Demised Premises, Tenant's Rent and Tenant's Proportionate Share shall be increased proportionately. If, however, such total square footage shall be less, Tenant's Rent and Tenant's Proportionate Share shall be decreased proportionately. In the event of any such relocation of Tenant, Landlord shall pay the reasonable cost of Tenant's moving which are actually incurred, provided, however, Tenant shall not be entitled to any compensation for damages for any interference with or interruption of its business during or resulting from such relocation. If Landlord moves Tenant to such new space, this lease and each and all of its terms, covenants and conditions shall remain in full force and effect and be deemed

applicable to such new space, and such new space shall thereafter be deemed to be the "Demised Premises".

60. Miscellaneous. (a) This lease shall not be recorded. No memorandum of this lease shall be recorded without the express written consent of Landlord.

(b) The invalidity or unenforceability of any provision of this lease shall in no way affect the validity or enforceability of any of the other provisions contained in this lease. Landlord and Tenant understand, agree and acknowledge that this lease has been freely negotiated by both parties and that, in the event of any controversy, dispute, or contest over the meaning, interpretation, validity, or enforceablity of this lease or any of its terms and conditions, there shall be no inference, presumption or conclusion drawn whatsoever against either party by virtue of that party having drafted this lease or any portion hereof.

(c) There are no oral agreements between the parties hereto affecting this lease and this lease supersedes and cancels any and all previous representations, negotiations, arrangements and understandings, if any, between the parties hereto with respect to the subject matter hereof, and shall not be used to interpret or construe this lease.

(d) Wherever in this lease there is any conflict between the provisions of any of the preprinted portions of the lease and the non-preprinted portions of the lease (e.g. typewritten or handwritten changes to the pre-printed form and the provisions of this rider), the non-preprinted provisions shall be deemed to supersede the preprinted provisions.

(e) Any references in the printed portions of this lease to the City of New York and the Administrative Code of the City of New York are deemed deleted, and where applicable the town in which the Demised Premises is located and other local governmental authorities and their ordinances shall be substituted in lieu thereof.

(f) This lease may not be changed, modified or discharged, in whole or in part, orally, and no executory agreement shall be effective to change, modify or discharge, in whole or in part, this lease or any obligations under this lease, unless such agreement is set forth in a written instrument executed by the party against whom enforcement of the change, modification or discharge is sought. In addition, Tenant shall reimburse Landlord for any and all reasonable attorney fees incurred by Landlord in connection with the preparation, review, negotiation and/or consummation of any amendment, modification, instrument, agreement or other understanding made at the request of, or as an accommodation to, Tenant with respect to this lease.

(g) The mailing or delivery of a lease by Landlord to a possible Tenant, its agent or attorney, shall not be deemed an offer nor shall any obligation or liability be created on the part of Landlord until such time as a lease, duly executed by Landlord, is delivered to such possible Tenant, its agent or attorney.

(h) Tenant shall give notice to Landlord, promptly after Tenant learns thereof, of (i) any accident in or about the Demised Premises, (ii) all fires and other casualties within the Demised Premises, (iii) all damages to or defects in the Demised Premises, including the fixtures, equipment and appurtenances thereof for the repair of which Landlord might be responsible, and (iv) all damage to or defects in any parts or appurtenances of the Building's sanitary, electrical, heating, ventilating, air conditioning, elevator and other systems located in or passing through the Demised Premises or any part thereof.

(i) Supplementing Paragraph 32 of the preprinted portion of this lease, in the event that Landlord holds the security deposit in an interest bearing account, Landlord may retain such administrative expenses which Landlord is entitled to retain pursuant to Section 7-103 of the New York General Obligation Law or any successor statute.

(j) In the event that Tenant is not an individual, Tenant represents that the officer or officers, partner or partners, member or members or manager or managers executing this lease have the requisite authority to do so.

(k) Tenant shall not place any signs or lettering of any nature on or in any window or on the exterior of the Building or elsewhere within the Demised Premises such as will be visible from the street. Tenant shall not place any sign or lettering in the public corridors or on the doors (except for Landlord's standard name plaque).

(l) Supplementing Paragraph 35 of the preprinted portion of this lease, at Landlord's request, the certification made by Tenant pursuant to the terms thereof shall include such other information as to the status of this lease as Landlord shall reasonably request. Tenant hereby acknowledges that the statement delivered pursuant thereto may be relied upon by any prospective purchaser or lessee of the Real Property or any interest or estate therein, any mortgagee or prospective mortgagee thereof, or any prospective assignee of any mortgage thereof.

(m) All bills, statements, notices, demands, requests or other communications given or required to be given to Landlord under this lease shall be effective only if rendered or given in writing, sent by registered or certified mail (return receipt requested) or nationally recognized overnight courier, addressed to Landlord, c/o Reckson Associates Realty Corp, 225 Broadhollow Road, Melville, New York 11747, to the attention of the "Vice President and Legal Counsel - Real Estate".

(n) Notwithstanding anything contained to the contrary in this lease, Tenant hereby waives any right to recover against Landlord any indirect, consequential, special, punitive or incidental damages against Landlord in any cause of action, proceeding or claim arising out of, or in connection with, this lease.

(o) All questions concerning the construction, validity and interpretation of this lease will be governed by the laws of the State of New York without giving effect to principles of conflicts of law and the parties voluntarily and irrevocably submit to the non-exclusive jurisdiction of any state or federal court in the State of New York in connection with any action or proceeding relating to this lease or the transactions or relationships contemplated thereby.

61. Assignment/Subletting. (A) Subject to the further provisions of this Paragraph 61, Landlord agrees that it shall not unreasonably withhold its consent to a subletting or assignment requested by Tenant, provided (i) that such assignment or sublease is for a use which is in compliance with this lease and the then existing zoning regulations and the Certificate of Occupancy; (ii) that, at the time of such assignment or subletting, there is no default under the terms of this lease on the Tenant's part; (iii) that, in the event of an assignment, the assignee shall assume in writing the performance of all of the terms and obligations of the within lease; (iv) that a duplicate original of said assignment or sublease shall be delivered by certified mail to the Landlord at the address herein set forth within ten (10) days from the said assignment or sublease and within ninety (90) days of the date that Tenant first advises Landlord of the name and address of the proposed subtenant or assignee, as required pursuant to subparagraph (C) hereof; (v) such assignment or subletting shall not, however, release the within Tenant or any successor tenant or any guarantor from their liability for the full and faithful performance of all of the terms and conditions of this lease; (vi) if this lease is assigned, whether or not in violation of the provisions of this lease, Landlord may collect rent from the assignee. If the Demised Premises or any part thereof is sublet or is used or occupied by anybody other than Tenant, whether or not in violation of this lease, Landlord may, after default by Tenant, and expiration of Tenant's time to cure such default, collect rent from the subtenant or occupant. In either event, Landlord may apply the net amount collected to the rents herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of this Paragraph, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of Tenant's obligations under this lease. The consent by Landlord to assignment, mortgaging, subletting or use or occupancy by others shall not in any way be considered to relieve Tenant from obtaining the express written consent of Landlord to any other or further assignment, mortgaging or subletting or use or occupancy by others not expressly permitted by this Paragraph. References in this lease to use or occupancy by others, that is anyone other than Tenant, shall not be construed as limited to subtenants and those claiming under or through sub-tenants but as including also licensees and others claiming under or through Tenant, immediately or remotely; and (vii) that, in the event Tenant shall request Landlord's consent to a proposed assignment of this lease or proposed sublease of all or a portion of the Demised Premises, Tenant shall pay or reimburse to Landlord the reasonable attorney fees incurred by Landlord in processing such request.

(B) In determining reasonableness, there shall be taken into account the character and reputation of the proposed subtenant or assignee, the specific nature of the proposed subtenant's or assignee's business and whether same is in keeping with other tenancies in the building; the financial standing of the proposed subtenant or assignee; and the impact of all of the foregoing upon the Building and the other tenants of Landlord therein. Landlord shall not be deemed to have unreasonably withheld its consent if it refuses to consent to a subletting or assignment to an existing tenant in any building which is owned by Landlord or its affiliate or to a proposed subtenant or assignee with whom Landlord is negotiating a lease or if at the time of Tenant's request, Tenant is in default, beyond applicable grace and notice periods provided herein for the cure thereof, of any of the terms, covenants and conditions of this lease to be performed by Tenant, or, if Landlord's lender's consent to such transaction is required and same is not granted.

(C) Notwithstanding anything contained in this Paragraph to the contrary, no assignment or underletting shall be made by Tenant in any event until Tenant has offered to terminate this lease as of the last day of any calendar month during the Term hereof and to vacate and surrender the Demised Premises to Landlord on the date fixed in the notice served by Tenant upon Landlord (which date shall be prior to the date of such proposed assignment or the commencement date of such proposed lease). Simultaneously with said offer to terminate this lease, Tenant shall advise the Landlord, in writing, of the name and address of the proposed assignee or subtenant, a reasonably detailed statement of the proposed subtenant/assignee's business (which must be of a character and use consistent with other tenants in the Building), reasonably detailed financial references, and all the terms, covenants, and conditions of the proposed sublease or assignment.

(D) For purposes of this Paragraph, any person or legal representative of Tenant, to whom Tenant's interest under this lease passes by operation of law or otherwise, shall be bound by the provisions of this Paragraph and a modification or amendment of a sublease shall be deemed a sublease. Tenant shall not mortgage, pledge, hypothecate or otherwise encumber its interest under this lease without Landlord's prior written consent.

(E) Without affecting any of its other obligations under this lease, Tenant will pay Landlord as additional rent any sums or other economic consideration, which (i) are due and payable to Tenant as a result of any permitted assignment or subletting whether or not referred to as rentals under the assignment or sublease (after deducting therefrom the reasonable costs and expenses incurred by Tenant in connection with the assignment or subletting in question provided such costs were approved by Landlord when it approved the assignment or sublease); and (ii) exceed in total the sums which Tenant is obligated to pay Landlord under this lease (prorated to reflect obligations allocable to that portion of the Demised Premises subject to such assignment or sublease), it being the express intention of the parties that Tenant shall not in any manner whatsoever be entitled to any profit by reason of such sublease or assignment. The failure or inability of the assignee or subtenant to pay rent pursuant to the assignment or sublease will not relieve Tenant from its obligations to Landlord under this subparagraph 61(E). Tenant will not amend the assignment or sublease in such a way as to reduce or delay payment of amounts which are provided in the assignment or sublease approved by Landlord.

(F) At least thirty (30) days prior to any proposed subletting or assignment, Tenant shall submit to Landlord a written notice of the proposed subletting or assignment, which notice shall contain or be accompanied by the following information: (i) the name and address of the proposed subtenant or assignee; (ii) the nature and character of the business of the proposed subtenant or assignee and its proposed use of the premises to be demised; (iii) the most recent three (3) years of balance sheets and profit and loss statements of the proposed subtenant or assignee or other financial information satisfactory to Landlord; and (iv) such shall be accompanied by a copy of the proposed sublease or assignment of lease.

(G) Without limiting the right of Landlord to withhold its consent to any proposed assignment of this lease or subletting of all or any portion of the Demised Premises, Tenant specifically acknowledges and agrees that it and anyone holding through Tenant shall not sublet or assign all or any portion of the Demised Premises to any subtenant or assignee who will use the Demised Premises or a portion thereof for any of the following designated uses nor for any other use which is substantially similar to any one of the following designated uses: (i) federal, state or local governmental division, department or agency which generates heavy public traffic, including, without limitation, court, social security offices, labor department office, drug enforcement agency,

motor vehicle agency, postal service, military recruitment office; (ii) union or labor organization; (iii) office for the practice of medicine, dentistry or the rendering of other health related services; (iv) chemical or pharmaceutical company, provided, however, that the subletting or assignment to such a company which will use the premises only for executive, general and sales offices and waive the right to conduct any research and development shall not be prohibited; (v) insurance claims office, including, but not limited to, unemployment insurance or worker's compensation insurance; or (vi) securities brokerage firm.

IN WITNESS WHEREOF, Landlord and Tenant have respectively signed this lease as of the day and year first above written.

Landlord: RA 6800 JERICHO TURNPIKE LLC
By: Reckson Management Group, Inc., its managing agent

By: ____________
Name: KENNETH W. BAUER
Title: SENIOR VICE PRESIDENT AND CO-DIRECTOR

Tenant: SEARCHHELP, INC.

By: ____________
Name: JOHN CANUSO
Title: SVP - CFO

SCHEDULE "A"

LANDLORD'S CLEANING SERVICES AND MAINTENANCE OF PREMISES

(to be performed on all business days except those which are union holidays for the employees performing cleaning services and maintenance in the Building and grounds or those days on which the Building is closed)

I. **CLEANING SERVICES - PUBLIC SPACES:**

A. Floor of entrance lobby and public corridors will be vacuumed or swept and washed nightly and waxed as necessary.

B. Entranceway glass and metal work will be washed and rubbed down daily.

C. Wall surfaces and elevator cabs will be kept in polished condition.

D. Lighting fixtures will be cleaned and polished annually.

E. Elevators and restrooms will be washed and disinfected once a day. The floors will be mopped as many times as required. All brightwork and mirrors will be kept in polished condition. Dispensers will be continuously checked and receptacles continuously emptied.

F. All exterior windows of the Building will be cleaned semiannually.

II. **CLEANING SERVICES - TENANT SPACES:**

A. Floors will be swept and spot cleaned nightly. Carpets will be swept daily with carpet sweeper and vacuumed weekly.

B. Office equipment, telephones, etc. will be dusted nightly.

C. Normal office waste in receptacles will be emptied nightly.

D. Interior surface of windows and sills will be washed and blinds dusted semiannually.

III. **EXTERIOR SERVICES:**

A. Parking fields will be regularly swept, cleared of snow in excess of two inches, and generally maintained so as to be well drained, properly surfaced and striped.

B. All landscaping, gardening, exterior lighting and irrigation systems will have regular care and servicing.

IV. **EQUIPMENT SERVICE:**

A. All air-conditioning and heating equipment and elevators will be regularly serviced and maintained.

B. Plumbing and electrical facilities, doors, hinges and locks will be repaired as necessary.

C. All appurtenances, such as rails, stairs, etc. will be maintained in a safe condition.

D. Light bulbs and ballasts located within the Demised Premises will be replaced as needed at Tenant's expense.

V. **EXTRA CLEANING SERVICES**:

Tenant shall pay to Landlord, on demand, Landlord's charges for (a) extra cleaning work in the Premises required because of (i) misuse or neglect on the part of Tenant or its employees or visitors, (ii) use of portions of the Premises for preparation, serving or consumption of food or beverages, or other special purposes requiring greater or more difficult cleaning work than office areas; (iii) unusual quantity of interior glass surfaces; (iv) non-building standard materials or finishes installed by Tenant or at its request; (v) increases in frequency or scope in any item set forth in Schedule "B" as shall have been requested by Tenant; (vi) use of the Premises for any special purpose requiring extra cleaning services; and (b) removal from the Premises or Building of (i) so much of any refuse and rubbish of Tenant as shall exceed that normally accumulated in the routine of ordinary business office activity and (ii) all of the refuse and rubbish of any eating facility requiring special handling (wet garbage). Notwithstanding anything to the contrary set forth in this Lease, at Landlord's request, Tenant shall pay directly to Landlord's cleaning contractor all monies owed in connection with the aforesaid extra cleaning services or refuse removal.

SCHEDULE "B"

1. Landlord shall provide at the rates hereinafter set forth and Tenant shall purchase from Landlord "energy service" for Tenant's requirements in the Demised Premises (which shall include the energy necessary to provide heat and air conditioning in the respective seasons and electric current for lighting and usual office equipment). There shall be the following categories of energy service:

A) NORMAL SERVICE: NORMAL SERVICE is energy consumed during WORKING HOURS as defined in Paragraph 44 hereof whose power demands for electricity do not exceed 4 watts per rentable square foot of the Demised Premises during WORKING HOURS ("TENANT'S ALLOWABLE USE"). Of this amount, two watts are allocated to Landlord supplied lighting and two watts are allocated for Tenant's usual office equipment. The charge to change WORKING HOURS is $100.00 per zone.

B) EXCESS SERVICE: EXCESS SERVICE is energy demanded, regardless of hours, with power demands for electricity in excess of TENANT'S ALLOWABLE USE.

C) OVERTIME SERVICE: OVERTIME SERVICE is energy consumed at all hours other than WORKING HOURS ("OVERTIME HOURS"). For the purpose of OVERTIME SERVICE, the Demised Premises may be separated into zones of use. The minimum practical size of these zones is 2500 square feet. Zones less than 2500 square feet will be billed at the rate applicable to 2500 square feet.

2. Charges for NORMAL SERVICE: The charge for NORMAL SERVICE is payable at the rate of $3.00 per annum per rentable square foot of the Demised Premises and is subject to escalation as hereinafter provided. The charge for NORMAL SERVICE is included in the monthly Base Rent set forth in Paragraph 43. Any escalation shall be payable as additional rent.

3. Charges for OVERTIME SERVICE: Subject to escalation as hereinafter provided, Landlord's monthly charge for Tenant's OVERTIME SERVICE, payable in addition to the charges for NORMAL SERVICE and EXCESS SERVICE, if applicable, shall be derived as follows:

A) OVERTIME SERVICE: An amount equal to the number of OVERTIME HOURS in the month, multiplied by $.005, multiplied by the square feet of the zones in use.

B) OVERTIME charges shall be increased by the same percentage the EXCESS SERVICE (if applicable) exceeds TENANT'S ALLOWABLE USE for NORMAL SERVICE.

C) TWENTY-FOUR HOUR SERVICE: Any energy consumed in the Demised Premises for electric equipment requiring twenty-four (24) hour service shall be charged to Tenant on the basis of the metered kilowatt hours ("KWH") consumed by such equipment (as measured by the Building energy management system) at Landlord's cost per KWH, plus $.015 per KWH for equipment maintenance and life cycle cost. Such charges for TWENTY-FOUR HOUR SERVICE shall not apply with respect to energy consumed during periods of NORMAL SERVICE or periods for which Tenant requests OVERTIME SERVICE through the Building's energy management system. In the event that Tenant does not use such equipment related energy, Tenant shall not be charged the amounts set forth in this paragraph 3(C).

These amounts shall be payable to Landlord, as additional rent, within thirty (30) days after Landlord shall bill Tenant therefor.

4. Charges for EXCESS SERVICE: Landlord's monthly charges for Tenant's EXCESS SERVICE, payable in addition to any charges for NORMAL SERVICE, OVERTIME SERVICE, and TWENTY-FOUR HOUR SERVICE, if applicable, shall be an amount derived as follows: The excess power demands above TENANT'S ALLOWABLE USE shall be charged to Tenant at the rate of $.75 per rentable square foot per year, for each excess watt (or part thereof, computed and adjusted to the nearest 100th).

5. Escalation of Charges for NORMAL SERVICE, EXCESS SERVICE, OVERTIME SERVICE and TWENTY-FOUR HOUR SERVICE: The charges referred to in this Schedule "C"

are based upon the average of the current monthly rates promulgated by the applicable utility company for providing utility service to the Building, including electricity and gas, during the twelve (12) month period immediately prior to the date hereof ("Initial Average Monthly Rates"). The current monthly rates referred to in the prior sentence and elsewhere in this paragraph shall include all rates, classifications, surcharges, fuel and adjustment costs, and other component parts of the utility company's bills for providing such utilities to the Building. The charges set forth in this Schedule "B" shall be increased pro rata to reflect the percentage increase in the current monthly rates charged from time to time by such utility company over the Initial Average Monthly Rates. Landlord shall have the right to bill Tenant and Tenant agrees to pay such increase in utility company charges monthly, as additional rent.

6. Landlord's energy management system will be conclusive evidence of the computation of NORMAL SERVICE, EXCESS SERVICE, OVERTIME SERVICE and TWENTY-FOUR HOUR SERVICE. However, Landlord hereby reserves to itself the right, from time to time, to use a reputable electric engineering company (the "Engineer") to make a survey of Tenant's energy usage requirements to determine whether the TENANT'S ALLOWABLE USE limitation has been exceeded and, if so, to what extent. If these surveys indicate at the time that the cost to Landlord by reason thereof, computed on an annual basis at rates which would be charged by a public utility company servicing the Building for such purposes, is in excess of the initial cost similarly computed, then the additional rent provided for in this Schedule shall be increased as provided for herein, commencing with the first day of the month immediately following the computation of such survey and the submission of a copy thereof to Tenant. Tenant shall not be or become entitled to a reduction in Rent or to other reimbursement in the event it uses less energy than is contemplated by this Schedule "B".

7. Landlord shall have full and unrestricted access to all air-conditioning and heating equipment, and to all other utility installations servicing the Building and the Demised Premises. Landlord reserves the right temporarily to interrupt, curtail, stop or suspend air-conditioning and heating service, and all other utilities, or other services, because of Landlord's inability to obtain, or difficulty or delay in obtaining, labor or materials necessary therefor, or in order to comply with governmental restrictions in connection therewith, or for any other cause beyond Landlord's reasonable control. No diminution or abatement of Rent or other compensation shall be granted to Tenant, nor shall this Lease or any of the obligations of Tenant hereunder be affected or reduced by reason of such interruptions, stoppages or curtailments, the causes of which are hereinabove enumerated, nor shall the same give rise to a claim in Tenant's favor that such failure constitutes actual or constructive, total or partial, eviction from the Demised Premises, unless such interruptions, stoppages or curtailments have been due to the arbitrary, willful or negligent act, or failure to act, of Landlord or its agents.

8. Telephone and data transmission service (collectively, "telephone/data service") shall be the responsibility of Tenant. Tenant shall make all arrangements for telephone/data service directly with a telecommunications company supplying said service, including the deposit requirement for the furnishing of service. Landlord shall not be responsible for any delays occasioned by the failure of said company to furnish such service. In the event Landlord has designated a company as the prime telephone/data service provider for the Building, Tenant may use a different telephone/data service provider of its choice provided (A) such other provider shall be reasonably acceptable to Landlord, (B) the installation work of such provider shall be performed in accordance with the provisions of Paragraphs 3 and 45 of this lease, and (C) such provider shall install the equipment required to provide such service to Tenant inside the Demised Premises and not in the common areas of the Building (except that the wiring and cabling to such equipment may be run through such common areas in the manner and location reasonably required by Landlord).

9. Landlord reserves the right to install an energy management system or from time to time to make modifications and/or upgrades to the existing energy management system in the Building and the Demised Premises in order to measure Tenant's consumption of electric current and HVAC service in the Premises. The energy management system, whether presently existing or hereinafter installed, may cut off or curtail overhead lighting and HVAC service within the Demised Premises at the end of WORKING HOURS but such electric current and HVAC service may be restored, at Tenant's election, by a means which shall record Tenant's use of electric current and HVAC service after WORKING HOURS. The hours of usage recorded by such energy management system shall be conclusive evidence of Tenant's occupancy of the Premises after WORKING HOURS and shall

be used to determine the amount Tenant shall pay for OVERTIME SERVICE pursuant to Section 3(A) of this schedule.

10. HEATING, VENTILATION AND AIR CONDITIONING SPECIFICATIONS. The base Building heating, ventilating and air conditioning system shall be capable of the following performance when the criteria noted are not exceeded:

A) Between September 1 and June 1, the "heating system" shall be operative and maintain a minimum of 70 degrees FDB when the outdoor temperature is 0 degrees FDB and the prevailing wind velocity does not exceed 15 mph.

B) Between April 15 and October 14, the "cooling system" shall be operative and maintain a maximum of 78 degrees FDB and 55% relative humidity when the outdoor temperature is 95 degrees FDB and 75 degrees FDB with the prevailing wind velocity not exceeding 13 mph.

C) During the overlapping seasons (April 15 - June 1 and September 1 - October 15) both systems shall be operative (cooling and heating).

D) Zoning temperature and balancing controls shall be operated solely by the Landlord to assure the conditions above.

E) Maintenance of the foregoing temperature conditions is conditioned upon the following criteria, which, for purposes of this Lease, Tenant covenants it shall not exceed in any room, or area, within the demised premises: (i) Population Density - 1 person per 150 rentable square feet; and (ii) Lighting and Electrical Load Density - 4 watts per rentable square foot.

F) The base building Heating, ventilating and air conditioning system shall provide exhaust and ventilation load in accordance with applicable code requirements.

EXHIBIT "1"

RENTAL PLAN

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